UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 8, 2018

KLONDEX MINES LTD.
(Exact name of registrant as specified in its charter)

British Columbia	001-37563	98-1153397
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6110 Plumas Street, Suite A Reno, Nevada 89519
(Address of Principal Executive Offices)

(775) 284-5757
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.
On January 9, 2018, Klondex Mines Ltd. issued a press release announcing a change in operations in Canada and the preliminary full-year 2017 gold ounce production. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On and effective January 8, 2018, John Seaberg left his position as Senior Vice President, Strategic Relations, of Klondex Mines Ltd.
8.01 Other Events
On January 9, 2018, Klondex Mines Ltd. (the “Company”) announced a change in its operations in Canada, which includes the immediate reduction of underground mining operations and workforce at its True North mine in Manitoba, Canada.
Following an extensive review of recent operational performance at True North, the Company has decided to limit underground mining to areas already developed. Once these areas are depleted, underground mining will be suspended. The decision was largely based on the site’s inability to achieve planned operating and cash flow metrics in 2017. The mine will be placed on care and maintenance status after the developed areas are mined to review strategic options and to provide optionality at higher metal prices. The Company will continue to process tailings, as contained in its reserve estimate, through the mill for the foreseeable future in order to maximize cash flow and offset expected care and maintenance costs.
The Company is encouraged by certain positive operational improvements made and additional understanding of the vein structures and mining methods gained during the past year. This information will help Klondex better define future alternatives.  Infrastructure has been identified that needs upgrading such as the chutes, automating the loading pocket and the need to advance development. At the True North mine, the Company expects to release a new resource estimate in the first quarter of 2018. In addition, the Ogama-Rockland property, recently acquired through the Bison Gold Resources acquisition, is approximately 30 kilometers from the mine. The Company will assess the potential of processing ore from both the True North mine and the Ogama-Rockland property through the True North mill to improve the economics for the Company’s properties in the region.

Cautionary Note Regarding Forward-looking Information

This Current Report on Form 8-K contains certain information that may constitute forward-looking information or forward-looking statements under applicable Canadian and United States securities legislation (collectively, “forward-looking information”). Forward-looking information include, but are not limited to, the Company’s future plans concerning True North, including the timing of the release of a new resource estimate. Readers are cautioned not to place undue reliance on such forward-looking information. The forward-looking information entails various risks and uncertainties that are based on current expectations, and actual results may differ materially from those contained in such information. Risks and uncertainties about the Company’s business are more fully discussed in the Company’s disclosure materials filed with the securities regulatory authorities in Canada and United States available at www.sedar.com and www.sec.gov, respectively. Readers are urged to read these materials. Klondex assumes no obligation to update any forward-looking information or to update the reasons why actual results could differ from such information unless required by law.

Item 9.01 Financial Statements and Exhibits.
(d) List of Exhibits

Exhibit	Description
99.1	Press Release dated January 9, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KLONDEX MINES LTD.

Date: January 9, 2018	By: /s/ Barry Dahl
Name: Barry Dahl
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated January 9, 2018